Investor
Presentation

March 2008

The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-K for the fiscal year ended December 31, 2007 and in other documents that we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Forward-Looking Statements

HealthSouth Snapshot

$1.8 billion

net operating revenues

100 hospitals

26 states

+

60 outpatient satellites & 25 hospital-
based home health agencies

~22,000 employees

Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S. (1)

(1) Source: Report to Congress: Medicare Payment Policy: March 2008, MedPAC analysis of Providers of service files from CMS

~8% of IRHs

~17% of inpatient beds

Turnaround Complete

Milestones

Resolved bond holder dispute: received consents on outstanding debt, curing all defaults

Settled with DOJ/CMS & SEC: final settlement payments made in Q4 2007

Reconstructed financial statements: using outside assistance, re-built from company inception forward; filed 2005 Form 10-K on a timely basis

Refinanced balance sheet: refinanced capital structure to provide flexibility

Installed comprehensive internal control environment: built infrastructure from scratch

Recruited new, independent Board of Directors & re-built senior management team

Participated in industry-wide effort to modify "75% Rule": On December 29, 2007, the
President signed Pub. Law 110-173 which includes a 60% freeze of the "75% Rule"

HealthSouth spent over $1 billion in the turnaround phase

“Old” HealthSouth

“New” HealthSouth

Complex company with four operating
divisions and no synergies -- some
actual dis-synergies

Heavily levered with $3.5 billion of
debt

Over $1 billion total cash outflows
related to government settlements
and professional fees - accounting,
tax and legal

Non-existent internal controls;
multiple material weaknesses at YE
2004

Corporate governance issues

Post-acute provider with emphasis
on inpatient rehabilitation

Debt reduced to $2.0 billion as of
Q407

Paid last DOJ/CMS & SEC
settlement payments in Q407;
Company can now use excess
cash flow to invest in business

Created comprehensive internal
controls from ground up; 0 material
weaknesses at YE 2007

Industry leading corporate
governance standards in place;
legacy issues resolved

The “New” HealthSouth

Focused Strategy

With our turnaround complete our focus is now on executing
our strategic plan and growing EPS

Our Goal: To be the preeminent specialty provider of inpatient rehabilitative care in the U.S. through:

clinical, service and operational excellence;

growing market share in existing markets;

building new hospitals in new markets; and

acquiring, or joint-venturing with, competitors

Longer term, we will evaluate expanding into other,
complementary post-acute services on an opportunistic basis

30
25
20
15
10
5
0
% Population
2000
2010
2020
2030
2040
2050

512,160
563,000
627,000
2004
2010(E)
2015(E)

HEALTHSOUTH

Projected percentage of US population

65 years or older through 2050 (1)

(1) Source: US Census Bureau, 2004

(2) Source: Medicare Provider Analysis and Review File (2004); Claritas

Projected Medicare Compliant Case Growth (2)

+ 22%

Attractive Industry
Aging Demographics = Increased Demand

Demand for post-acute services will increase
as the U.S. population ages

“Compliant Cases” are expected to grow
~2% per year for the foreseeable future, creating
an attractive market.

(1) Source: Report to Congress: Medicare Payment Policy; March 2008, MedPAC analysis of Providers of service files from CMS

(2) Typically a 15-30 bed unit/department of an acute care hospital

Inpatient rehabilitation is HLS’ core business -vs- one of many,

  secondary services provided by acute-care hospitals

HLS not challenged by Bad Debt or CAPEX issues facing
acute-care hospitals

HLS can attract patients from multiple referral sources

Consolidation opportunities will be pursued

Attractive Industry
Fragmented Provider Base = Opportunities

1

2

Total Number of IRFs

1,224

Free-Standing Hospitals

217 (18%)

In-Hospital Units

1,007 (82%)

For-Profit

179

NFP & Gov’t

828

All Others

123

HLS

94

(1)

(2)

30
28
26
24
22
20
18
16
14
30
25
Health South Average
National Average

FIM Gain – Functional Independent Measurement based on an 18 point assessment

2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.56
2.23
Health South Average
Benchmark *

LOS Efficiency - Functional gain divided by length of stay

HEALTHSOUTH

FIM Gains

LOS Efficiency

Source:  UDSmr Database –On Demand
Reports  - YTD 2007

*Benchmark = Risk Adjusted Expectancy

Leadership Franchise
Value Proposition = Quality of Care

| | | |
|---|---|---|
| | | |
| | | |
| | | |
| | | |
| | | |
| | | |

| | | | |
|---|---|---|---|
| | | | |
| | | | |

HEALTHSOUTH

IRHs provide a Higher Level of Service…

Leadership Franchise
Differentiation = Better Outcomes at Comparable Costs

8 consecutive hours per day (min.)

24 hours per day

RN oversight and availability

None

Rehabilitation specialty expertise

Nursing training, expertise

2.5 – 4.0

5.0 to 7.5

Nursing hours per patient per day

Not required

Required

MD or DO designated as

Rehabilitation Director

Not required

Required

Multi-disciplinary team approach;

coordinated Program of Care

Once every 30 days (min.)

4+ times per week

Attending physician visits

Nursing Home

Inpatient Rehabilitation Hospital

Service

at Comparable Cost …

                                 ~$400

                                 ~$900

Average Cost/Day

                                 ~$12,000

                                 ~30

Nursing Home

                                 ~$13,500

                                 ~15

Inpatient Rehabilitation Hospital

Average Cost / Admission

Average LOS

Financial Overview &
Growth Strategies

Y/Y Discharge Growth

4%
0%
-4%
-8%
2.0% to 4.0%(1)
0.0%
(3.2%)
(7.6%)
'04-'05
'05-'06
'06-'07
'07-'08P

HEALTHSOUTH

Volume Turnaround

Significant turnaround from the '04-
'05 and '05-'06 declines ("75%
Rule")

2007 Y/Y growth slightly positive

Non-HealthSouth Industry
declines(2):

'04-'05 = (9.4%)

'05-'06 = (6.3%)

'06-'07 = (4.9%)

2008 Guidance of 2.0% to 4.0%

TeamWorks

"60% Rule" freeze

Excess capacity = higher
incremental margins on
additional volume

(1)2008 Guidance of 2% to 4% increase year over year

(2) This summary information was provided by UDSmr and is used with prior written permission of UDSmr

Debt Outstanding
Billions
$4.0
$3.0
$2.0
$1.0
$0.0
$3.4
$3.4
$2.0
2005
2006
2007

HEALTHSOUTH

Debt Reduction

Significant debt reduction in 2007

Will continue to evaluate high cost
debt to be retired

Purchased $5M of 10.75%
Senior Notes in Jan/Feb 2008

SEC & CMS/DOJ payments
completed in 2007

Debt reduction will continue to be a
priority

Excess cash from operations

Sale of corporate campus

Additional income tax recoveries

Derivative proceeds

Fourth Quarter Highlights

Q4 2007 net operating revenues
from inpatient rehabilitation
hospitals increased by 4.6%
compared to Q4 2006

Total discharges increased by
0.9% compared to Q4 2006 and
1.9% sequential improvement
from Q3 2007

Total operating expenses
decreased by 1.5% in Q4 2007
compared to Q4 2006

2007 Q4/YTD Financial Recap

(1) Adjusted Consolidated EBITDA for the year ended December 31, 2007 included an $8.6 million gain on the sale of our remaining investment in Source Medical Solutions,
    Inc.; Adjusted Consolidated EBITDA for the three months and year ended December 31, 2006 included a $12.8 million and a $47.8 million, respectively, recovery of incentive bonuses from our former chairman and chief executive officer

(In Millions)

Three Months Ended Dec. 31,

2007

2006

Net operating revenues

439.0

$

422.8

$

Adjusted Consolidated EBITDA

87.1

$

84.4

$

Operating Earnings

21.9

$

3.3

$

Discharges

25,183

24,958

Year Ended Dec. 31,

2007

2006

Net operating revenues

1,752.5

$

1,711.6

$

Adjusted Consolidated EBITDA

(1)

323.2

$

376.4

$

Operating Earnings

149.4

$

86.9

$

Discharges

101,462

101,421

2008 Guidance

Note: The above guidance does not incorporate any assumptions related to: (1) mark-to-market adjustments to the liability associated with our securities litigation settlement that are required until the applicable common stock and warrants are issued; and (2) any gain or loss associated with our interest rate swap over the remaining term of this agreement.

Inpatient discharges are expected to grow 2% to 4% year over year

Consolidated net operating revenues to be in the range of $1.80 billion to
             $1.85 billion

Adjusted consolidated EBITDA is expected to be in the range of $320 million to $335 million

Diluted loss per share available to common shareholders will be in the range of ($0.08) to $0.00 per share

Our adjusted diluted earnings per share will be in the range of $0.30 per share to
             $0.38 per share

          Excludes accelerated depreciation from our corporate campus (~$10M) and professional fees related to derivative litigation and tax recoveries (~$25M)

Significant turnaround from 2006
excess cash flow = ($208M)

Tax losses available for future
years ~ $2.5 billion

No federal income taxes for
foreseeable future

All Settlement Payments
completed by 12/31/07

Excess cash flow will be used for:

Reducing debt

Upgrading existing hospitals

Building new hospitals

Acquiring competitors

Note: Consolidations/JVs typically
do not require any CAPEX

Strong Cash Flow Characteristics

Normalized Cash Flow

Note: Before Professional Fees (2008 est. $25M) and Preferred Dividends ($26M)

          Does not include non-cash amortization and discounts reported on a GAAP basis

(In Millions)

2008 Adj. Consol. EBITDA guidance

320.0

$

335.0

$

Less: Est. capital expenditures (maintenance)

(40.0)

(40.0)

Est. cash interest cost and swap payments

(190.0)

(195.0)

Excess

90.0

$

100.0

$

Excess per fully diluted share

0.98

$

1.09

$

2008 Guidance Range

De-novo Development Example

Real estate lease option available
at $3 - $5 million cash up-front
cost

Approx. 18-24 mos. to permit /
build + 6 mos. to "ramp-up"

Goal: Launch 5 /yr

New and existing market
opportunities

(In Thousands)

(1) Does NOT include estimated corporate overhead of ~4.75% of net operating revenues

(2) Does not assume any income tax implications

DeNovo - Pro forma (40 Bed)

Revenue

EBITDA

(1)

%

(1)

Year 1

$8,500

$1,275

15%

Year 2

$10,500

$2,500

24%

Run Rate

$11,500

$2,900

25%

Investment

$15,000-17,000

5-year Annualized ROI

(2)

14% -18%

Acquisitions and Consolidations

Acquisitions

      Opportunistic in nature

      Active in marketplace as we believe we're the natural consolidator in
      this   space

  We will continue to be very disciplined in our approach -- carefully evaluating these opportunities against our deleveraging priority

Consolidations

      Complex transactions

  Capacity rationalization

  Incremental EBITDA with no cash investment

Investment Considerations

Turnaround Complete: 2008 will represent the first year the current management team can focus 100% on operations

Volume Growth: #1 priority going forward; our TeamWorks initiative will help us meet or exceed our targets

Expense Control: focused on managing our expenses in a disciplined manner, while realizing that our most important "asset" is our dedicated employees

Continued Deleveraging: our goal is to reduce leverage to ~4.5X no later than the end of 2010

Strong Cash Flows: shareholder value enhanced through strategic use of excess cash flow

Management Team: proven track record of success

Focus: Growing EPS

Appendix

 Review of Key Assumptions to EPS Growth

               Key Assumptions:

SS Discharges: 2+%/yr

            (2% - 4% guidance for 2008)

Pricing: 2-3%/yr

SW&B: 3-4%/yr

G&A: 4.75% of net op. revenues

Other op. expense: = inflation

Interest expense: $180-190M

            (at current debt levels)

Federal income taxes: $0

            (for foreseeable future)

Derivative proceeds: TBD

“Restructuring”: ~$25M in ‘08

Comments:

Primary operational focus (TeamWorks)

Beginning in Q409 (P.L. 110-173 “rolls-back”
pricing from Q208 thru Q309)

Higher in 2008 due to investment (“catch-up”) to
make benefits competitive

Target: End-of-Year 2008

Operational focus (TeamWorks)

Cash payments are lower ($170-180M)

(at current debt levels)

NOL’s (~$2.5B)

Will be used to re-pay debt; expect in 2009

Fees related to pursuit of derivative proceeds

(a)

(a) Targeted rate of 4.75% (not including FASB Statement No.123(R) costs); (b) Excludes swap payments

(b)

Supplemental Non-GAAP Disclosures
Adjusted Consolidated EBITDA

2007

2006

2007

2006

Net (loss) income

(45.9)

$

(71.4)

$

653.4

$

(625.0)

$

Loss (income) from discontinued operations

19.0

22.5

(454.6)

88.0

Provision for income tax (benefit) expense

(34.2)

1.4

(322.4)

22.4

Loss (gain) on interest rate swap

23.6

(3.4)

30.4

10.5

Interest expense and amortization of debt discounts and

fees

52.0

57.9

229.9

234.8

Loss on early extinguishment of debt

8.3

-

28.2

365.6

Government, class action, and related settlements

31.1

(24.5)

(2.8)

(4.8)

Net noncash loss on disposal of assets

3.6

2.2

5.9

6.4

Impairment charges

-

9.7

15.1

9.7

Depreciation and amortization

19.7

23.5

77.5

86.8

Professional fees—accounting, tax, and legal

7.3

62.0

51.6

161.4

Compensation expense under FASB Statement No. 123(R)

2.5

3.9

10.6

15.5

Restructuring activities under FASB Statement No. 146

0.1

-

0.1

0.3

Sarbanes-Oxley related costs

-

0.6

0.3

4.8

Adjusted Consolidated EBITDA

(1)*

87.1

$

84.4

$

323.2

$

376.4

$

Three Months Ended

December 31,

Year Ended

December 31,

(In Millions)

(1)

Adjusted

Consolidated EBITDA is a non

-

GAAP financial measure. We believe it is useful to investors as it is used in our covenant calculations under our Credit Agreement.

Adjusted Consolidated EBITDA is not a measure of financial performance under accounting princi ples generally accepted

in the United States and should not be considered as an alternative to net income (

loss

)

or to cash flows from operating,

investing, or financing activities. Because Adjusted Consolidated EBITDA is not a measure determined in accord ance with

generally accepted accounting principles and is susceptible to varying calculations, Adjusted Consolidated EBITDA, as presented, may not be comparable to other similarly titled measures presented by other companies.

Supplemental Non-GAAP Disclosures (cont'd)
Adjusted Consolidated EBITDA

Our Credit Agreement allows ce

rtain items to be added to arrive at Adjusted Consolidated EBITDA that are viewed as not being ongoing costs once the Company has completed its restructuring.

After consummation of the divestitures of our surgery centers, outpatient, and diagnostic divisio ns, and in accordance with

our Credit Agreement, Adjusted Consolidated EBITDA is calculated to give effect to each divestiture, including adjustments for the allocation of corporate overhead to each divested division.

However, these allocations are estimat

es and are not

necessarily indicative of the Adjusted Consolidated EBITDA that would have resulted had the applicable divisions been divested as of the beginning of each period presented. Accordingly, t hese adjustments are not included in the above table.

In

addition, we are allowed to add other income, including interest income, to the calculation of Adjusted Consolidated

EBITDA under our Credit Agreement. This includes interest income associated with our federal income tax recovery. This amount has not be

en included in the above calculation as it would not be indicative of our Adjusted Consolidated EBITDA for future periods.

Adjusted Consolidated EBITDA for the year ended December

31, 2007

included

an $8.6 million gain on the sale of our

remaining investme

nt in Source Medical Solutions, Inc. Adjusted Consolidated EBITDA for the

three months and

year

ended December

31, 2006

included

a $

12.8

million

and a $

47.

8

million, respectively,

recovery of incentive bonuses from

our former chairman and chief executive o

fficer.

*

Adjusted

Consolidated EBITDA includes general and administrative

expenses for all divisions. G

eneral and administrative

expenses approximated

6.3

%

and

7.7

%

of consolidated net operating revenues

for the three months

and year

ended

December

3

1

, 20

07

, respectively

.

However,

these percentages decrease by

basis points

and

basis points, respectively,

if you include the revenues of the divisions reported in discontinued operations.